Exhibit 99.1
For immediate release
July 16, 2008
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q2 2008
DALLAS — July 16, 2008 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the second quarter of 2008.
•	Net income of $5.8 million, a decrease of 31%

•	EPS of $0.22, a decrease of 29% for the quarter

•	Loans held for investment grew 20%

•	Total deposits grew 15%
“We are pleased to report another quarter of good growth, laying the basis for the future,” said George Jones, President and CEO. “The Texas economy continues to outperform the rest of the country, with particularly strong performance in the energy sector. However, continued margin pressures and a modest deterioration in the grading of our loan portfolio due to the economy, we are slightly adjusting our guidance for net income to a range of $30 million to $33 million. We continue to exercise strong oversight of our loan portfolio and will aggressively manage any credit issues going forward.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

			%
	Q2 2008	Q2 2007	Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$5,800	$8,385	(31)%
Diluted EPS(1)	$.22	$.31	(29)%
ROA(1)	.53%	.88%
ROE(1)	7.40%	12.59%
Diluted Shares	26,805	26,711

BALANCE SHEET
Total Assets(1)	$4,662,507	$3,943,518	18%
Demand Deposits	610,629	495,010	23%
Total Deposits	3,593,077	3,112,560	15%
Loans Held for Investment	3,704,262	3,091,657	20%
Total Loans(1)	4,033,100	3,267,679	23%
Stockholders’ Equity	314,917	270,097	17%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $5.8 million for the second quarter of 2008 compared to $8.4 million for the second quarter of 2007. On a fully diluted basis, earnings per share from continuing operations were $.22 for the three months ended June 30, 2008, compared to $.31 for the same quarter last year. Results of discontinued operations were net losses of $116,000 and $180,000 for the second quarters 2008 and 2007, respectively. The discussion below relates only to continuing operations.
Return on average equity was 7.40 percent and return on average assets was .53 percent for the second quarter of 2008, compared to 12.59 and .88 percent, respectively, for the second quarter of 2007.
Net interest income was $38.2 million for the second quarter of 2008, compared to $34.2 million for the second quarter of 2007. The increase was due to an increase in average earning assets of $606.9 million over levels reported in the second quarter of 2007. The increase in average earning assets included a $632.5 million increase in average loans held for investment and an increase of $54.0 million in average loans held for sale, offset by a decrease of $79.3 million in average securities. The net interest margin in the second quarter of 2008 was 3.65 percent, a 16 basis point decrease from the second quarter of 2007 and consistent with the first quarter of 2008.
Average total deposits increased by $183.8 million from the second quarter of 2007 and increased by $100.2 million from the first quarter of 2008. For the same periods, the average balance of demand deposits increased by $55.2 million or 12.1 percent to $513.3 million from $458.1 million and increased $44.0 million, or 9 percent, from the first quarter of 2008. Of the increase in average interest bearing liabilities, total borrowings grew due to combined effects of maturities of transaction-specific deposits and growth in loans during the second quarter of 2008.
Overall credit quality remains good, even with some erosion resulting in an increase in current quarter charge-offs, as well as an increase in non-performing assets (NPAs). Despite the increase in NPAs, especially past due loans, we do not foresee a substantial increase in net charge-offs in the second half of 2008. In the second quarter of 2008, net charge-offs were $3.6 million, compared to net charge-offs of $27,000 in the second quarter of 2007 and net charge-offs of $2.6 million in the first quarter of 2008. Non-accrual loans were $16.8 million or .45 percent of loans at the end of the second quarter of 2008, compared to $8.7 million, or .28 percent of loans at the end of second quarter of 2007, and $13.6 million, or .39 percent of loans at the end of the first quarter of 2008. Loans 90 days past due and still accruing were $22.8 million at the end of the second quarter of 2008 compared to $1.9 million at the end of the second quarter of 2007. At June 30, 2008, the $22.8 million of past due loans included $1.8 million in premium finance loans. At June 30, 2008, total other real estate owned was $5.6 million compared to $89,000 at the end of the second quarter of 2007. The Company recorded an $8.0 million provision for loan losses in the second quarter of 2008, compared to $1.5 million in the second quarter of 2007 and $3.8 million in the first quarter of 2008. The increase in the second quarter provision resulted in an increase in the reserve to 1.04 percent of loans held for investment as compared to .78 percent at June 30, 2007. The increase in the provision was due primarily to the effect of the increase in NPAs. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the second quarter of 2008 increased $363,000, or 7 percent, to

$6.0 million from $5.6 million in the second quarter of 2007. The increase is primarily related to a $335,000 increase in service charges on deposit accounts from $953,000 to $1.3 million.
Non-interest expense for the second quarter of 2008 increased $1.9 million, or 7 percent, to $27.3 million from $25.4 million in the second quarter of 2007. The increase is primarily related to a $607,000 increase in salaries and employee benefits, which was primarily due to general business growth and $923,000 increase in legal and professional, which is also due to general business growth, increase in nonperforming assets, and continued regulatory and compliance costs.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2008	2008	2007	2007	2007

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$61,008	$66,809	$74,018	$76,140	$72,118
Interest expense	22,848	30,210	36,487	39,609	37,948

Net interest income	38,160	36,599	37,531	36,531	34,170
Provision for loan losses	8,000	3,750	9,300	2,000	1,500

Net interest income after provision for loan losses	30,160	32,849	28,231	34,531	32,670
Non-interest income	5,952	5,683	4,880	4,875	5,589
Non-interest expense	27,256	26,277	23,206	25,894	25,411

Income from continuing operations before income taxes	8,856	12,255	9,905	13,512	12,848
Income tax expense	3,056	4,225	3,367	4,668	4,463

Net income from continuing operations	5,800	8,030	6,538	8,844	8,385
Loss from discontinued operations (after-tax)	(116)	(148)	(1,185)	(602)	(180)

Net income	$5,684	$7,882	$5,353	$8,242	$8,205

Diluted EPS from continuing operations	$.22	$.30	$.24	$.33	$.31
Diluted EPS	$.21	$.30	$.20	$.31	$.31

Diluted shares	26,805,358	26,527,904	26,790,685	26,766,788	26,711,437

CONSOLIDATED BALANCE SHEET DATA(1)
Total assets	$4,662,507	$4,351,514	$4,286,718	$4,077,290	$3,943,518
Loans held for investment	3,704,262	3,493,631	3,462,608	3,296,039	3,091,657
Loans held for sale	328,838	239,860	174,166	118,221	176,022
Securities	390,223	425,513	440,119	461,064	470,946
Demand deposits	610,629	503,554	529,334	471,109	495,010
Total deposits	3,593,077	3,155,313	3,066,377	3,295,707	3,112,560
Other borrowings	621,127	751,482	783,851	358,510	421,668
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	314,917	312,016	295,138	284,209	270,097

End of period shares	26,780,386	26,631,763	26,389,548	26,243,149	26,189,562
Book value (excluding securities gains/losses)	$11.80	$11.55	$11.22	$11.00	$10.64
Tangible book value	$11.47	$11.42	$10.89	$10.53	$10.01

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	3.65%	3.65%	3.85%	3.85%	3.81%
Return on average assets	.53%	.76%	.63%	.88%	.88%
Return on average equity	7.40%	10.64%	8.88%	12.73%	12.59%
Non-interest income to earning assets	.57%	.56%	.50%	.51%	.62%
Efficiency ratio	61.8%	62.1%	54.7%	62.5%	63.9%
Non-interest expense to earning assets	2.59%	2.61%	2.37%	2.71%	2.82%
From consolidated
Net interest margin	3.65%	3.65%	3.85%	3.85%	3.82%
Return on average assets	.52%	.74%	.52%	.82%	.86%
Return on average equity	7.25%	10.45%	7.27%	11.86%	12.32%

Tier 1 capital ratio	9.3%	9.7%	9.4%	9.6%	9.8%
Total capital ratio	10.3%	10.8%	10.6%	10.7%	10.9%
Tier 1 leverage ratio	9.3%	9.4%	9.4%	9.4%	9.4%

(1)	From continuing operations

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	June 30,	June 30,	%
	2008	2007	Change

Assets
Cash and due from banks	$97,835	$83,603	17%
Federal funds sold	17,350	—	100%
Securities, available-for-sale	390,223	470,946	(17)%
Loans held for sale	328,838	183,768	79%
Loans held for sale from discontinued operations	729	1,264	(42)%
Loans held for investment (net of unearned income)	3,704,262	3,083,911	20%
Less: Allowance for loan losses	38,460	24,062	60%

Loans held for investment, net	3,665,802	3,059,849	20%
Premises and equipment, net	27,595	33,776	(18)%
Accrued interest receivable and other assets	127,094	103,643	23%
Goodwill and intangibles, net	7,770	7,933	(2)%

Total assets	$4,663,236	$3,944,782	18%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$610,629	$495,010	23%
Interest bearing	2,234,277	1,631,397	37%
Interest bearing in foreign branches	748,171	986,153	(24)%

Total deposits	3,593,077	3,112,560	15%

Accrued interest payable	6,130	6,678	(8)%
Other liabilities	14,579	20,373	(28)%
Federal funds purchased	398,178	148,450	168%
Repurchase agreements	19,412	22,672	(14)%
Other borrowings	203,537	250,546	(19)%
Trust preferred subordinated debentures	113,406	113,406	N/M

Total liabilities	4,348,319	3,674,685	18%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 26,780,386 and 26,189,562	268	262
at June 30, 2008 and 2007, respectively
Additional paid-in capital	196,710	186,319
Retained earnings	119,151	91,990
Treasury stock (shares at cost: 84,691 and	(581)	(581)
84,691 at June 30, 2008 and 2007, respectively)
Deferred compensation	573	573
Accumulated other comprehensive loss	(1,204)	(8,466)

Total stockholders’ equity	314,917	270,097	17%

Total liabilities and stockholders’ equity	$4,663,236	$3,944,782	18%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2008	2007	2008	2007

Interest income
Interest and fees on loans	$56,389	$66,526	$118,286	$127,700
Securities	4,550	5,567	9,410	11,389
Federal funds sold	61	10	101	15
Deposits in other banks	8	15	20	30

Total interest income	61,008	72,118	127,817	139,134
Interest expense
Deposits	16,715	29,731	38,439	60,621
Federal funds purchased	1,963	3,767	4,913	5,920
Repurchase agreements	54	270	376	664
Other borrowings	2,652	2,117	5,979	2,129
Trust preferred subordinated debentures	1,464	2,063	3,351	4,110

Total interest expense	22,848	37,948	53,058	73,444

Net interest income	38,160	34,170	74,759	65,690
Provision for loan losses	8,000	1,500	11,750	2,700

Net interest income after provision for loan losses	30,160	32,670	63,009	62,990
Non-interest income
Service charges on deposit accounts	1,288	953	2,405	1,846
Trust fee income	1,206	1,194	2,422	2,271
Bank owned life insurance (BOLI) income	315	301	626	599
Brokered loan fees	671	574	1,144	1,053
Equipment rental income	1,510	1,493	3,026	2,952
Other	962	1,074	2,012	2,151

Total non-interest income	5,952	5,589	11,635	10,872
Non-interest expense
Salaries and employee benefits	15,369	14,762	30,711	29,319
Net occupancy expense	2,432	2,055	4,797	4,075
Leased equipment depreciation	1,179	1,204	2,372	2,411
Marketing	649	728	1,326	1,485
Legal and professional	2,665	1,742	4,491	3,403
Communications and data processing	770	838	1,624	1,670
Other	4,192	4,082	8,212	7,143

Total non-interest expense	27,256	25,411	53,533	49,506

Income from continuing operations before income taxes	8,856	12,848	21,111	24,356
Income tax expense	3,056	4,463	7,281	8,385

Income from continuing operations	5,800	8,385	13,830	15,971
Loss from discontinued operations (after-tax)	(116)	(180)	(264)	(144)

Net income	$5,684	$8,205	$13,566	$15,827

Basic earnings per share:
Income from continuing operations	$.22	$.32	$.52	$.61
Net income	$.21	$.31	$.51	$.61

Diluted earnings per share:
Income from continuing operations	$.22	$.31	$.52	$.60
Net income	$.21	$.31	$.51	$.60

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	2nd Quarter		1st Quarter		4th Quarter		3rd Quarter		2nd Quarter
	2008		2008		2007		2007		2007

Beginning balance	$34,021		$32,821		$26,003		$24,062		$22,589
Loans charged-off:
Commercial	3,165		3,086		2,189		100		93
Real estate — construction	118		—		313		—		—
Real estate — permanent	464		5		—		—		—
Consumer	—		—		—		45		3
Leases	—		29		13		10		58

Total	3,747		3,120		2,515		155		154
Recoveries:
Commercial	165		524		17		72		49
Consumer	—		—		1		1		—
Leases	21		46		15		23		78

Total recoveries	186		570		33		96		127

Net charge-offs	3,561		2,550		2,482		59		27
Provision for loan losses	8,000		3,750		9,300		2,000		1,500

Ending balance	$38,460		$34,021		$32,821		$26,003		$24,062

Reserve to loans held for investment (2)	1.04%		.97%		.95%		.79%		.78%
Reserve to average loans held for investment (2)	1.07%		.98%		.98%		.81%		.81%
Net charge-offs to average loans (1) (2)	.40%		.29%		.30%		.01%		.00%
Net charge-offs to average loans for last twelve months(1) (2)	.25%		.16%		.07%		.02%		.00%
Provision for loan losses to average loans (1) (2)	.89%		.43%		1.11%		.25%		.20%

Non-performing loans:
Loans past due 90 days and still accruing (3) (4)	$22,763		$5,199		$4,147		$4,356		$1,860
Non-accrual (4)	16,753		13,564		21,385		8,690		8,718

Total	$39,516		$18,763		$25,532		$13,046		$10,578

Other real estate owned	$5,615		$3,126		$2,671		$501		$89

Reserve to non-performing loans	1.0	x	1.8	x	1.3	x	2.0	x	2.3	x
Reserve to non-accrual loans	2.3	x	2.5	x	1.5	x	3.0	x	2.8	x
Reserve to non-performing assets	.9	x	1.6	x	1.2	x	1.9	x	2.3	x
Non-accrual loans to loans (2)	.45%		.39%		.62%		.26%		.28%
Loans past due 90 days to loans (2)	.61%		.15%		.12%		.13%		.06%
Non-performing loans to loans (2)	1.07%		.54%		.74%		.40%		.34%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At June 30, 2008, loans past due 90 days and still accruing includes premium finance loans of $1.8 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	Non-performing assets include $4.8 million of mortgage warehouse loans.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2008	2008	2007	2007	2007

Interest income
Interest and fees on loans	$56,389	$61,897	$68,752	$70,719	$66,526
Securities	4,550	4,860	5,191	5,395	5,567
Federal funds sold	61	40	65	12	10
Deposits in other banks	8	12	10	14	15

Total interest income	61,008	66,809	74,018	76,140	72,118
Interest expense
Deposits	16,715	21,724	27,934	32,690	29,731
Federal funds purchased	1,963	2,950	3,580	3,554	3,767
Repurchase agreements	54	322	76	175	270
Other borrowings	2,652	3,327	2,838	1,102	2,117
Trust preferred subordinated debentures	1,464	1,887	2,059	2,088	2,063

Total interest expense	22,848	30,210	36,487	39,609	37,948

Net interest income	38,160	36,599	37,531	36,531	34,170
Provision for loan losses	8,000	3,750	9,300	2,000	1,500

Net interest income after provision for loan losses	30,160	32,849	28,231	34,531	32,670
Non-interest income
Service charges on deposit accounts	1,288	1,117	1,156	1,089	953
Trust fee income	1,206	1,216	1,238	1,182	1,194
Bank owned life insurance (BOLI) income	315	311	311	288	301
Brokered loan fees	671	473	365	452	574
Equipment rental income	1,510	1,516	1,605	1,581	1,493
Other	962	1,050	205	283	1,074

Total non-interest income	5,952	5,683	4,880	4,875	5,589
Non-interest expense
Salaries and employee benefits	15,369	15,342	12,035	15,254	14,762
Net occupancy expense	2,432	2,365	2,161	2,194	2,055
Leased equipment depreciation	1,179	1,193	1,236	1,311	1,204
Marketing	649	677	850	669	728
Legal and professional	2,665	1,826	2,043	1,799	1,742
Communications and data processing	770	854	838	849	838
Other	4,192	4,020	4,043	3,818	4,082

Total non-interest expense	27,256	26,277	23,206	25,894	25,411

Income from continuing operations before income taxes	8,856	12,255	9,905	13,512	12,848
Income tax expense	3,056	4,225	3,367	4,668	4,463

Income from continuing operations (after-tax)	5,800	8,030	6,538	8,844	8,385
Loss from discontinued operations (after-tax)	(116)	(148)	(1,185)	(602)	(180)

Net income	$5,684	$7,882	$5,353	$8,242	$8,205

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	2nd Quarter 2008			1st Quarter 2008			4th Quarter 2007			3rd Quarter 2007			2nd Quarter 2007
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate
Assets
Securities — Taxable	$356,445	$4,114	4.64%	$380,257	$4,424	4.68%	$402,240	$4,755	4.69%	$416,092	$4,959	4.73%	$435,543	$5,134	4.73%
Securities — Non-taxable(2)	48,129	671	5.61%	48,144	671	5.61%	48,158	671	5.53%	48,173	671	5.53%	48,291	666	5.53%
Federal funds sold	11,127	61	2.20%	4,714	40	3.41%	5,495	65	4.69%	885	12	5.38%	768	10	5.22%
Deposits in other banks	1,103	8	2.92%	1,251	12	3.86%	1,121	10	3.54%	1,217	14	4.56%	1,264	15	4.76%
Loans held for sale	246,026	3,654	5.97%	171,672	2,610	6.11%	122,205	1,872	6.08%	150,031	2,618	6.92%	191,979	3,440	7.19%
Loans held for investment	3,597,342	52,735	5.90%	3,483,840	59,287	6.84%	3,337,968	66,880	7.95%	3,195,480	68,101	8.46%	2,964,863	63,086	8.53%
Less reserve for loan losses	33,181	—	—	33,519	—	—	25,958	—	—	24,065	—	—	22,633	—	—

Loans, net of reserve	3,810,187	56,389	5.95%	3,621,993	61,897	6.87%	3,434,215	68,752	7.94%	3,321,446	70,719	8.45%	3,134,209	66,526	8.51%

Total earning assets	4,226,991	61,243	5.83%	4,056,359	67,044	6.65%	3,891,229	74,253	7.57%	3,787,813	76,375	8.00%	3,620,075	72,351	8.02%
Cash and other assets	198,946			207,595			215,853			204,859			221,586

Total assets	$4,425,937			$4,263,954			$4,107,082			$3,992,672			$3,841,661

Liabilities and Stockholders’ Equity
Transaction deposits	$111,587	$129	.46%	$108,349	$145	0.54%	$97,798	$166	0.67%	$95,870	$239	0.99%	$93,488	$236	1.01%
Savings deposits	840,933	3,563	1.70%	790,185	5,118	2.61%	859,914	8,127	3.75%	848,760	9,393	4.39%	794,668	8,792	4.44%
Time deposits	930,698	8,345	3.61%	727,494	7,875	4.35%	624,509	7,734	4.91%	760,511	9,877	5.15%	655,440	8,416	5.15%
Deposits in foreign branches	755,593	4,678	2.49%	956,603	8,586	3.61%	1,049,645	11,907	4.50%	1,037,813	13,181	5.04%	966,686	12,287	5.10%

Total interest bearing deposits	2,638,811	16,715	2.55%	2,582,631	21,724	3.38%	2,631,866	27,934	4.21%	2,742,954	32,690	4.73%	2,510,282	29,731	4.75%
Other borrowings	830,482	4,669	2.26%	773,149	6,599	3.43%	560,523	6,494	4.60%	368,824	4,831	5.20%	469,999	6,154	5.25%
Trust preferred subordinated debentures	113,406	1,464	5.19%	113,406	1,887	6.69%	113,406	2,059	7.20%	113,406	2,088	7.30%	113,406	2,063	7.30%

Total interest bearing liabilities	3,582,699	22,848	2.56%	3,469,186	30,210	3.50%	3,305,795	36,487	4.38%	3,225,184	39,609	4.87%	3,093,687	37,948	4.92%
Demand deposits	513,327			469,299			485,211			469,610			458,096
Other liabilities	14,613			22,071			23,999			22,173			22,650
Stockholders’ equity	315,298			303,398			292,076			275,705			267,228

Total liabilities and stockholders’ equity	$4,425,937			$4,263,954			$4,107,082			$3,992,672			$3,841,661

Net interest income		$38,395			$36,834			$37,766			$36,766			$34,403
Net interest margin			3.65%			3.65%			3.85%			3.85%			3.81%

(1) The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2) Taxable equivalent rates used where applicable.

Additional information from discontinued operations:
Loans held for sale	$730			$731			$861			$1,259			$4,155
Borrowed funds	730			731			861			1,259			4,155
Net interest income		$12			$13			$14			$5			$115
Net interest margin —			3.65%			3.65%			3.85%			3.85%			3.82%
consolidated